Exhibit 99.1

THIS DOCUMENT AND THE ACCOMPANYING FORM OF PROXY ARE IMPORTANT AND REQUIRE YOUR IMMEDIATE ATTENTION.

If you sold or otherwise transferred all of your ordinary shares of nominal value $0.0001 each in the capital of Endo International plc (Ordinary Shares) prior to the Record Date, you should forward this document to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was made for transmission to the purchaser or transferee. If you sold or otherwise transferred only part of your holding of Ordinary Shares prior to the Record Date, please contact immediately your stockbroker, bank or other agent through whom the sale or transfer was made.

Endo International plc

(Incorporated in Ireland with limited liability under the Companies Act 2014 with registered number 534814)

Notice of Annual General Meeting

Endo International plc
First Floor
Minerva House
Simmonscourt Road
Ballsbridge
Dublin 4, Ireland
endo.com

To our Shareholders:

I am writing to inform you that the 2023 annual general meeting (Annual Meeting) of Endo International plc will be held on September 7, 2023 at 1:00 p.m. Irish time, at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland, as is required under Irish law.

This letter briefly explains the business to be transacted at the Annual Meeting, which is limited to the business which is required to be undertaken under Irish law. You will find the Notice of the Annual Meeting at pages 3 – 4 of this document.

Proposal 1 relates to the re-election of Directors in accordance with the Company’s Articles of Association. Biographies of each of the Directors who are offering themselves for re-election at the Annual Meeting are set out on our website, www.endo.com. We believe that the composition of the nominees appropriately reflects the right mix of perspectives, skills, diversity and experience for the Company, including as it continues through the Chapter 11 process. Therefore, the Board of Directors is pleased to recommend the re-election of each of the Directors.

Proposal 2 relates to the re-appointment and remuneration of the Company’s auditors.

The Directors believe that the resolutions to be proposed at the Annual Meeting are in the best interests of the Company and its stakeholders. Accordingly, the Directors unanimously recommend that shareholders vote in favour of the resolutions.

Your participation at the Annual Meeting is important for the Company, and I encourage every shareholder to vote at the meeting. Details of how you can vote are set out on pages 5 - 7 of this document.

Yours faithfully

Mark G. Barberio
Chairman of the Board

Endo International plc
First Floor
Minerva House
Simmonscourt Road
Ballsbridge
Dublin 4, Ireland
endo.com

Notice of Annual General Meeting

NOTICE IS HEREBY GIVEN that the 2023 Annual General Meeting of Shareholders (the Annual Meeting) of Endo International plc, an Irish public limited company, will be held on September 7, 2023 at 1:00 p.m., Irish time, at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

Unless otherwise indicated or required by the context, references throughout this Notice of Annual Meeting to “Endo,” the “Company,” “we,” “our” or “us” refer to Endo International plc.

The purposes of the meeting are as follows:

1)	To re-elect, by separate resolutions, the following eight members to our Board of Directors to serve until the next Annual Meeting of Shareholders

Blaise Coleman

Mark G. Barberio

Jennifer M. Chao

M. Christine Smith

Shane M. Cooke

Nancy J. Hutson

Michael Hyatt; and

William P. Montague

2)

To approve the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023 and to authorize the Board of Directors, acting through the Audit & Finance Committee, to determine the independent registered public accounting firm’s remuneration.

Proposals 1 and 2 are ordinary resolutions requiring the approval of a simple majority of the votes cast at the Annual Meeting.

The Company’s Irish statutory financial statements for the fiscal year ended December 31, 2022, including the reports of the directors and auditors thereon, will be presented and considered at the Annual Meeting. There is no requirement under Irish law that such statements be approved by the shareholders, and no such approval will be sought at the Annual Meeting. The Annual Meeting will also include a review of the Company’s affairs.

Only shareholders of record at the close of business on July 10, 2023 (the Record Date) are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

This year, we have elected to continue to furnish Annual Meeting materials to our shareholders electronically so that we can provide our shareholders with the information they need while saving on printing and delivery costs and reducing the environmental impact of our annual meetings.

It is important that your shares be represented and voted at the Annual Meeting. Please vote by promptly completing and returning your proxy by internet, by mail or by telephone so that, whether or not you intend to vote in person by ballot at the Annual Meeting, your shares can be voted. Returning your proxy will not limit your rights to attend or vote at the Annual Meeting.

If you are a shareholder who is entitled to attend the Annual Meeting and vote, then you are entitled to appoint a proxy or proxies to attend and vote on your behalf. A proxy is not required to be a shareholder in the Company. If you wish to appoint as proxy any person other than the individuals specified on the proxy card, please specify the name(s) and address(es) of such person(s) in the proxy card.

By Order of the Board of Directors,

Matthew J. Maletta
Executive Vice President,
Chief Legal Officer and
Company Secretary

Dublin, Ireland

August 15, 2023

Endo International plc

Registered Office: First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

Registered in Ireland: Number—534814

Directors: Mark Gilbert Barberio (USA), Jennifer M. Chao (USA), Blaise Coleman (USA),

Shane Martin Cooke (Ireland), Nancy June Hutson (USA), Michael Hyatt (USA),

William Patrick Montague (USA), Mary Christine Smith (USA)

Information for Shareholders

General Information

The Annual Meeting will be held on September 7, 2023, beginning at 1:00 p.m. Irish time at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland. We are furnishing the Notice for the Annual Meeting and the 2022 Irish Statutory Financial Statements (collectively, the Annual Meeting materials) by providing access to these materials electronically on the internet. As such, we are not mailing a printed copy of our Annual Meeting materials to each shareholder of record or beneficial owner, and our shareholders will not receive printed copies of the Annual Meeting materials unless they request this form of delivery. We will provide printed copies upon request at no charge.

We are mailing a Notice of Meeting and Internet Availability of Annual Meeting materials (Notice of Internet Availability) to our shareholders on or about August 15, 2023. The Notice of Internet Availability is being mailed in lieu of the printed Annual Meeting materials and contains instructions for our shareholders on how they may: (i) access and review our Annual Meeting materials on the internet; (ii) submit their proxy; and (iii) request printed Annual Meeting materials. Shareholders may request to receive printed Annual Meeting materials by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Internet Availability. We believe that providing Annual Meeting materials electronically enables us to save on printing and delivery costs and reduces the environmental impact of our annual meetings. A request made to receive Annual Meeting materials in printed form will remain in effect until such time as the shareholder elects to terminate it.

Annual Meeting Admission

If you wish to attend the Annual Meeting, you must be a shareholder on the Record Date. In order to be admitted to the meeting, you will be required to present valid official photographic identification, such as a passport or driver’s license. In addition, you will need to demonstrate that you owned ordinary shares of the Company on the Record Date by (i) verifying your name and share ownership in the list of registered shareholders or (ii) providing written evidence of your share ownership as of the Record Date, such as your brokerage statement.

No cameras, recording equipment or electronic devices will be permitted at the Annual Meeting.

Based on health concerns or recommended or required health protocols, the Company may impose additional restrictions on attending the Annual Meeting in person, including limited seating, health screenings and other requirements in order to enter the building.

Shareholders Entitled to Vote

Holders of ordinary shares at the close of business on July 10, 2023 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 235,219,612 issued and outstanding ordinary shares of Endo entitled to vote.

Each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting. Your proxy indicates the number of votes you have.

Voting at the Annual Meeting

How to Vote

If you are a shareholder of record, you may vote by internet, by mail, by telephone or by attending the Annual Meeting and voting in person by ballot. If you receive a paper copy of the proxy card, you may vote by mail by simply completing your proxy card, dating and signing it and returning it in the postage-paid envelope provided.

For additional instructions on how shareholders of record may vote using any of the methods set forth above, please visit www.proxyvote.com, enter the control number found on the Notice of Internet Availability (or, if you request to receive a paper copy of the Annual Meeting materials, the proxy card) and follow the steps outlined on the secure website.

Deadline for Voting by Internet, by Mail or by Telephone

Internet and telephone votes must be received by 11:59 p.m. U.S. Eastern Time on September 6, 2023. If you are a shareholder of record and choose to vote by mail, your properly completed proxy card should be received by 8:00 a.m., Irish time on September 5, 2023.

Additional Information on Voting at the Annual Meeting

Voting by internet, by mail or by telephone will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favour, from the holder of record to be able to vote at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted in accordance with your instructions at the Annual Meeting. If you execute your proxy but do not give voting instructions, the ordinary shares represented by that proxy will be voted as described below under the section entitled “General Information on Voting and Required Vote.”

Additional Information for Beneficial Owners of Shares Held Through a Bank or Brokerage Firm

If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

General Information on Voting and Required Vote

You are entitled to cast one vote for each ordinary share of Endo you own on the Record Date. Provided that a quorum is present, a majority of the votes cast at the Annual Meeting will be required in order for:

•	each of the nominees to be elected as a director; and

•

the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2023 to be approved and the Board, acting through the Audit & Finance Committee, to be authorized to determine the independent registered public accounting firm’s remuneration.

Pursuant to the Articles of Association, one or more Members (as defined in the Company’s Articles of Association) whose name is entered in the register of members of the Company as a registered holder of the Company’s ordinary shares, present in person or by proxy, holding not less than a majority of the issued and outstanding ordinary shares of the Company entitled to vote at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by a proxy marked “abstain” on any matter will be considered present at the Annual Meeting for purposes of determining a quorum. Abstentions will not be considered votes cast at the Annual Meeting. The practical effect of this is that abstentions are not voted in respect of these proposals. Shares represented by a proxy as to which there is a “broker non-vote” (for example, where a broker does not have the discretionary authority to vote the shares) will be considered present for the Annual Meeting for purposes of determining a quorum and will not have any effect on the outcome of voting on the proposed resolutions.

All ordinary shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you execute the proxy but do not give voting instructions, the ordinary shares represented by that proxy will be voted as follows:

1)	FOR each of the nominees for election as director; and

2)

FOR the approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and the authorization of the Board, acting through the Audit & Finance Committee, to determine the independent registered public accounting firm’s remuneration.

Voting on Other Matters

If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of the Notice of Annual Meeting, no other matters had been raised for consideration at the Annual Meeting.

How You Can Revoke or Change Your Vote

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to the Company Secretary;

•	timely delivering a valid, later-dated proxy; or

•

attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favour, from the holder of record to be able to vote at the Annual Meeting.

Presentation of Irish Statutory Financial Statements

The Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2022, including the reports of the directors and auditors thereon, will be presented and considered at the Annual Meeting. There is no requirement under Irish law for the statutory financial statements to be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Company’s 2022 Irish Statutory Financial Statements are expected to become available on or about August 15, 2023 at www.proxyvote.com.

Recommendation

The directors are satisfied that the resolutions set out in the Notice of the Annual Meeting are in the best interests of the Company and its shareholders. Accordingly, the directors unanimously recommend you to vote in favour of each of the resolutions set out in the Notice of Annual Meeting.